                                                        Exhibit 99.1



                   ACCOUNTANTS' COMPILATION REPORT
                   -------------------------------

To the Partners
Governor Morris Hotel Partners, L.P.

We have compiled the accompanying balance sheet of Governor Morris Hotel Partners, L.P. (the "Partnership") as of June 30, 1997 and the related statements of operations, changes in partners' deficit and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of the Partnership's management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.


Pinsker, Goldberg & Company

Lakewood, New Jersey
September 3, 1997

                    GOVERNOR MORRIS HOTEL PARTNERS, L.P.
                               BALANCE SHEET

                               JUNE 30, 1997

                                  ASSETS

Current Assets
  Cash and cash equivalents.....................................  $ 1,428,828
  Accounts receivable, net......................................      404,699
  Inventory.....................................................      226,817
  Prepaid expenses..............................................       31,870
                                                                  -----------
    Total current assets........................................    2,092,214

Property and equipment, net.....................................    7,173,126

Other assets
  Restricted cash-capital reserve...............................       37,961
  Other assets..................................................       47,000
                                                                  -----------

    Total assets................................................  $ 9,350,301
                                                                  -----------
                                                                  -----------



                     LIABILITIES AND PARTNERS' DEFICIT

Current liabilities
  Current maturities of long-term notes........................   $   140,698
  Accounts payable, trade......................................       322,696
  Accrued expenses.............................................       384,695
  Accrued management fees - related party......................        34,745
  Advance deposits.............................................        82,392
  Due to general partner.......................................        49,857
                                                                  -----------
    Total current liabilities..................................     1,015,083

Noncurrent liabilities
  Long-term notes, less current maturities.....................     9,474,863
                                                                  -----------
    Total liabilities before subordinated obligation...........    10,489,946

Subordinated obligation - related party........................     4,885,750
                                                                  -----------
    Total liabilities..........................................    15,375,696

Partners' deficit..............................................    (6,025,395)
                                                                  -----------

    Total liabilities and partners' deficit....................   $ 9,350,301
                                                                  -----------
                                                                  -----------


    See Accountants' Compilation Report and Notes to Financial Statements.

                       GOVERNOR MORRIS HOTEL PARTNERS, L.P.
                             STATEMENT OF OPERATIONS

                      FOR THE SIX MONTHS ENDED JUNE 30, 1997



Revenue
  Room revenue........................  $ 2,921,405
  Food and beverage revenue...........    1,678,808
  Telephone sales.....................       76,475
  Other revenue.......................      106,460
                                        -----------
    Total revenue.....................    4,783,148
                                        -----------
Operating expenses
  Salaries and related costs..........    1,591,411
  Food and beverage cost of sales.....      424,974
  Utilities...........................      275,033
  Property taxes and insurance........      166,973
  Supplies............................      144,768
  Advertising and promotion...........       88,565
  Commissions and reservation expenses      176,897
  Repairs and maintenance.............      104,165
  Other operating expenses............       78,812
  General and administrative..........      131,074
  Other cost of sales.................       39,355
  Telephone...........................       34,901
                                        -----------
    Total operating expenses..........    3,256,928
                                        -----------

Income from operations................    1,526,220

Other expenses
  Interest expense....................      413,873
  Management fees - related party.....      141,963
  Subordinated interest - related
   party..............................      164,000
  Depreciation........................      225,000
                                        -----------
Net income............................  $   581,384
                                        -----------
                                        -----------

See Accountants' Compilation Report and Notes to Financial Statements.

                     GOVERNOR MORRIS HOTEL PARTNERS, L.P.
                   STATEMENT OF CHANGES IN PARTNERS' DEFICIT

                    FOR THE SIX MONTHS ENDED JUNE 30, 1997



Partners' deficit, beginning of period.........  $ (6,200,779)
Net income.....................................       581,384
Partners' distributions........................      (406,000)
                                                 ------------
Partners' deficit, end of period...............  $ (6,025,395)
                                                -------------
                                                -------------














See Accountants' Compilation Report and Notes to Financial Statements.

                    GOVERNOR MORRIS HOTEL PARTNERS, L.P.
                          STATEMENT OF CASH FLOWS

                    FOR THE SIX MONTHS ENDED JUNE 30, 1997



Cash Flows From Operating Activities
  Net income......................................................$  581,384
    Reconciliation to net operating cash flows:
    Noncash expenses -
      Depreciation................................................   225,000
    Changes in assets and liabilities -
      (Increase) decrease in -
        Trade receivables.........................................   103,425
        Inventory.................................................   (28,179)
        Other assets..............................................   (31,870)
        Cash replacement reserve..................................   (34,071)
      (Decrease) increase in -
        Accounts payable and accrued expenses.....................   (53,391)
        Accrued management fees...................................   (18,114)
        Advance deposits..........................................    12,807
        Accrued interest - advances...............................     1,854
        Accrued subordinated interest.............................   164,000
                                                                  ----------
          Net operating cash flows................................   922,845
                                                                  ----------

Cash Flows From Investing Activities
  Cash paid for improvements and furnishings......................   (70,238)
                                                                  ----------

Cash Flows From Financing Activities
  Mortgage and note principal payments............................  (102,391)
  Cash distributions to partners..................................  (406,000)
                                                                  ----------
          Net financing cash flows................................  (508,391)
                                                                  ----------

Increase in cash and cash equivalents.............................   344,216

Cash and cash equivalents, beginning of period.................... 1,084,612
                                                                  ----------

Cash and cash equivalents, end of period..........................$1,428,828
                                                                  ----------
                                                                  ----------


Supplemental disclosures:

The Partnership paid $411,998 in interest expense for the six months ended June 30, 1997.



See Accountants' Compilation Report and Notes to Financial Statements.

                      GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997



NOTE 1 -- NATURE OF BUSINESS AND ORGANIZATION

Nature of Business

Governor Morris Hotel Partners, L.P. (the "Partnership"), a New Jersey Limited Partnership, was organized in December 1987 for the purpose of acquiring and operating a 198 room hotel known as The Governor Morris (the "Hotel"), located in Morristown, New Jersey. The Hotel includes banquet and conference room facilities, two restaurants, and a night club. The revenue of the Hotel is primarily generated from area businesses and residents.

General Partner

Harmon American Equities, Inc. (the "General Partner") is the general partner of the Partnership. The principals of the General Partner also own 98 percent of the limited partner units.

Chapter 11 Reorganization

On December 13, 1990, the Partnership filed a voluntary petition for Reorganization under Chapter 11 of the United States Bankruptcy Code. The purpose of the restructuring was to reduce the Company's debt service requirements to an amount sustainable by the Hotel's operations. The Company's plan of reorganization filed with the Bankruptcy Court was approved in April 1994.

The key elements of the restructuring were as follows:

(a) Reduced the outstanding mortgages and advances from approximately $23,500,000 to $10,000,000. The debt reduction included a $7,126,000 reduction in the purchase price of the Hotel.

(b) Reduction of the outstanding prepetition trade payables from $500,000 to $50,000.

(c) Established a $3,740,000 third mortgage to the principals of the general partner in consideration for loans made to the Partnership during the plan of reorganization, as more fully described in note 5.

(d)  Terminated existing management contracts.

                      GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997


NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates in Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents include investments in highly liquid securities with maturities of three months or less when acquired. Restricted deposits are not considered as cash or cash equivalents due to their restricted nature.

Allowance for Uncollectible Accounts

Receivables are reflected net of an allowance for doubtful accounts which is estimated based on collectibility and collection experience of the Partnership. The allowance for uncollectible accounts at June 30, 1997 was $35,000.

Property and Equipment

Property and equipment are stated at cost. The original purchase price of $18,400,000 was reduced by $7,126,000 in 1992 which represented the reduction of purchase price negotiated by the Partnership and the seller of the Hotel. Depreciation has been provided on the straight-line method over the estimated useful lives of the assets. The estimated useful lives of depreciable assets are:

                                                 Years
                                                 -----
     Building.................................    31
     Improvements.............................   10-15
     Furniture and equipment..................     7

Expenditures for repairs and maintenance are charged to income as incurred; improvements and additions are capitalized and depreciated as discussed above.

Income Taxes

The partners include their share of Partnership income or loss in their respective tax returns and, accordingly, no Federal and State income taxes have been provided in the accompanying financial statements.

                      GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997


NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (concluded)

Concentration of Credit Risk - Financial Instruments

Financial instruments that potentially subject the Partnership to credit risk are principally cash and trade receivables. The Partnership places its cash with high quality financial institutions. At times such amounts may be in excess of the FDIC insurance limits. At June 30, 1997, the Partnership had approximately $1,344,000 in cash deposited in excess of FDIC insurance limits. Trade receivables are primarily from large corporate customers which are located in the Morris County, New Jersey area. The Partnership does not require collateral or other support to secure trade receivables.


NOTE 3 -- PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at June 30, 1997:

     Land.......................................... $ 1,070,899
     Building and improvements.....................   8,828,346
     Furnishings and equipment.....................   1,473,766
     Transportation equipment......................     106,676
     Capital leased equipment......................      57,000
                                                    -----------
                                                     11,536,687

     Less, accumulated depreciation................  (4,363,561)
                                                    -----------
                                                    $ 7,173,126
                                                    -----------
                                                    -----------


Property and equipment includes approximately $548,000 in fully depreciated equipment at June 30, 1997.

                      GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997


NOTE 4 -- LONG-TERM NOTES PAYABLE

Long-term notes payable consisted of the following at June 30, 1997:


Mortgage note - 1st
  mortgage on Hotel, interest
  at 8.5%, payable through 9/1999..............  $ 8,618,756

Mortgage note - 2nd
  mortgage on Hotel, interest
  at 8.5%, payable through 9/1999..............      957,640

Improvement note - interest at 7%,
  payable through 4/1998.......................       20,876

Capital equipment leases -
  payable through 10/1999......................       18,289
                                                 -----------

                                                 $ 9,615,561
                                                 -----------
                                                 -----------


The mortgage notes are secured by substantially all of the assets of the Partnership. The notes also contain restrictions on the general operations of the Partnership.

The mortgage notes also require the Partnership to establish a capital replacement reserve with the mortgagee. The annual required reserve contribution is based on three percent of gross revenue of the Hotel, less actual capital expenditures.

The scheduled maturities for long-term notes existing at June 30, 1997 are as follows:

  June 30 -
     1998..................  $  140,698
     1999..................     131,358
     2000..................   9,343,505
                             ----------
                             $9,615,561
                             -----------
                             -----------

                     GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997

NOTE 5  -- SUBORDINATED OBLIGATION

The General Partner paid Prime Hospitality Corp., the former holder of the first and second mortgages, $2,750,000 in 1992 pursuant to a mortgage modification agreement negotiated in the Chapter 11 Reorganization. The General Partner also advanced the Partnership $400,000 in 1992 for improvements to the Hotel. In consideration for these advances and other amounts paid by the General Partner, the Partnership executed a $3,740,000 subordinated note which is secured by a third mortgage on the Hotel. The note provides for interest only payments based on an 8.75% rate and payable only to the extent of available cash flow. Accrued and unpaid interest does not bear additional interest and is payable when the Partnership has available cash flow. The Partnership accrued $164,000 in interest on the note for the six months ended June 30, 1997. The Partnership made no interest payments on the note in 1996. The outstanding principal is payable only out of the available proceeds of a sale or refinancing of the Hotel. The note also provides for an equity premium of an additional $3,740,000 which is also payable out of the proceeds of a sale or refinancing of the Hotel.

The subordinated note consisted of the following at June 30, 1997:

                   Subordinated note...........  $ 3,740,000
                   Accrued interest............    1,145,750
                                                 -----------
                                                 $ 4,885,750
                                                 -----------
                                                 -----------

NOTE 6  -- LEASE COMMITMENT

The Partnership leases approximately four acres of land under a long-term noncancellable operating lease which is payable to 2015. The land is adjacent to the Partnership's property and includes a portion of the Hotel's parking area. The lease provides for current annual rentals of $17,500 which is payable through 1999. Thereafter the annual rentals are periodically adjusted based on the consumer price index.

NOTE 7  -- RELATED PARTY TRANSACTIONS

Management Fees -- The Partnership has engaged the General Partner to manage the operations of the Hotel. Under the terms of the agreement, the General Partner receives a fee equal to 3% of gross revenue and these fees totaled $141,963 for the six months ended June 30, 1997. Accrued and unpaid management fees totaled $34,745 at June 30, 1997.

                     GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997


Note 7 -- RELATED PARTY TRANSACTIONS (concluded)

General Partner Advances -- The amounts due the General Partner for advances bear interest at 10% per annum and are payable out of available cash flow. General Partner advances consisted of the following at June 30, 1997:

                     Advances............  $37,650
                     Accrued interest....   12,207
                                           -------
                                           $49,857
                                           -------
                                           -------





                              *    *    *